EXHIBIT 99.2
FIRST AMENDMENT TO WAIVER AND AGREEMENT
     This First Amendment (the “First Amendment”) to Waiver and Agreement dated as of March 13, 2009 (the “Waiver”) between Mercantile Bancorp, Inc., a Delaware corporation (the “Borrower”), and Great River Bancshares, Inc., a Nevada corporation (the “Lender”), is made and entered into as of April 30, 2009 by and between the Borrower and the Lender.
RECITALS:
     A. The Borrower and the Lender wish to amend the Waiver on the terms and conditions set forth in this First Amendment.
     B. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Waiver.
AGREEMENT:
     In consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     A. Amendment. Subsection 2(a) of the Waiver is hereby amended by deleting the subsection in its entirety and substituting in place thereof the following:
“(a) shall ensure that the aggregate amount of Non-Performing Assets of all Subsidiary Banks on a combined basis does not at any time equal or exceed Thirty-six Percent (36%) of the then Primary Capital of all Subsidiary Banks, as determined according to GAAP;”
     B. Amendment. Subsection 2(b) of the Waiver is hereby amended by deleting the subsection in its entirety and substituting in place thereof the following:
“(b) shall maintain a Consolidated Fixed Charge Coverage Ratio of at least (i) 0.5 to 1.00 for the period from January 1, 2009 to June 30, 2009, as measured as of June 30, 2009 and 0.5 to 1.00 for the period from January 1, 2009 to September 30, 2009, as measured as of September 30, 2009;”
     C. Amendment. Paragraph (i) of Subsection 2(c) of the Waiver is hereby amended by deleting the paragraph in its entirety and substituting in place thereof the following:
     “(i) on or before the thirtieth day of each calendar month following the end of each calendar quarter, and with respect to the immediately preceding calendar quarter, a written report of Borrower’s compliance with each requirement set forth in the MOU and Anticipated MOU;”
     D. Amendment. Paragraph (ii) of Subsection 2(c) of the Waiver is hereby amended by deleting the paragraph in its entirety and substituting in place thereof the following:

     “(ii) on or before the thirtieth day of each calendar month following the end of each calendar quarter, and with respect to the immediately preceding calendar quarter, a written report of Borrower’s compliance with each requirement set forth in the Order and Anticipated Order;”
     E. Amendment. Paragraph (viii) of Subsection 2(c) of the Waiver is hereby amended by deleting the subsection in its entirety and substituting in place thereof the following:
     “(viii) within thirty days of the end of each calendar month, and with respect to the immediately preceding calendar month, a certificate signed by the Chief Executive Officer and the Chief Financial Officer of Borrower certifying compliance with all of the Additional Covenants;”
     F. Miscellaneous.
     1. Except as expressly amended and modified hereby, the Waiver shall continue to be, and shall remain, in full force and effect in accordance with its terms, and this First Amendment shall not be deemed to be a waiver of or consent to any modification or amendment of any other term or condition of the Waiver.
     2. This First Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
     3. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
     4. This First Amendment shall be effective as of the date the Waiver was original signed, being March 13, 2009, as if said provision had been included and had been part of this Waiver executed on that date.
     5. No reference to this First Amendment need be made in any note, loan agreement, instrument or other document making reference to the Waiver, any reference to the Waiver in any such note, loan agreement, instrument or other document to be deemed a reference to the Waiver as amended hereby.
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Each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

Borrower:

MERCANTILE BANCORP, INC.

By:	/s/ Ted T. Awerkamp

Ted T. Awerkamp, President & CEO

Address:	220 North 3rd Street
P.O. Box 371
Quincy, Illinois 62301
Attention: Ted T. Awerkamp
Telecopier:	(217) 223-7340

Lender:

GREAT RIVER BANCSHARES, INC.

By:	/s/ R. Dean Phillips

R. Dean Phillips, Chairman of the Board

Address:	8620 West Tropicana
Las Vegas, Nevada 89180
Telecopier:	(217) 222-2268